AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("SEPARATE ACCOUNTS")

                                  SUPPLEMENT TO
             OVERTURE MEDLEY!, OVERTURE ACCENT!, OVERTURE ACCLAIM!,
      OVERTURE ANNUITY III-PLUS, OVERTURE ANNUITY III, OVERTURE ANNUITY II,
            OVERTURE ANNUITY, ALLOCATOR ANNUITY AND DESIGNER ANNUITY
                         PROSPECTUSES DATED MAY 1, 2007

                       SUPPLEMENT DATED DECEMBER 20, 2007

In APPENDIX B: TAX-QUALIFIED PLAN DISCLOSURES of each prospectus, under the section titled ROTH IRA, ROLLOVERS AND CONVERSIONS, the paragraph reading "Rollovers from a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, or governmental 457 plan to a Roth IRA are not allowed." is deleted and replaced with the following:

ROLLOVERS FROM A QUALIFIED RETIREMENT PLAN, 401(K) PLAN, OR GOVERNMENTAL 457 PLAN TO A ROTH IRA WERE NOT ALLOWED PRIOR TO JANUARY 1, 2008. ON AND AFTER THAT DATE, DISTRIBUTIONS FROM SUCH ELIGIBLE RETIREMENT PLANS MAY BE ROLLED OVER INTO A ROTH IRA, SUBJECT TO THE SAME RULES THAT APPLY TO ROLLOVERS FROM A TRADITIONAL IRA TO A ROTH IRA. SUCH A ROLLOVER WOULD BE INCLUDED AS TAXABLE INCOME.


All other provisions of your Policy remain as stated in your Policy and prospectus, as amended.



            PLEASE RETAIN THIS SUPPLEMENT WITH THE CURRENT PROSPECTUS
                       FOR YOUR VARIABLE POLICY ISSUED BY
                          AMERITAS LIFE INSURANCE CORP.
       IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AMERITAS AT
                                1-800-745-1112.